UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Adaptimmune Therapeutics plc (the “Company”) held its annual general meeting (the “Annual Meeting”) on May 25, 2022. There were approximately 972,115,176 ordinary shares entitled to vote at the Annual Meeting based on the number of issued ordinary shares outstanding as of May 23, 2022, of which approximately 918,001,298 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares each of which, in turn, represents six ordinary shares. Of the ordinary shares entitled to vote, holders representing 712,726,248 shares, or approximately 73.32%, were present in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of one or more shareholders holding at least one-third of the issued share capital as of May 25, 2022 and entitled to vote would constitute a quorum for the transaction of business at the Annual Meeting.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2022. All matters were approved by a show of hands in accordance with the Company’s Articles of Association. Set forth below are the total number of proxy votes received for and against each matter, as well as the total number of proxy abstentions (or votes withheld) received and broker non-votes with respect to each matter. Abstentions and broker non-votes had no effect on the vote outcome.

Resolution 1 – Ordinary Resolution to re-elect Dr. Ali Behbahani as a Director:

For	Against	Abstain	Broker Non-Votes
659,159,084	53,163,760	403,404	258,938,884

Resolution 2 – Ordinary Resolution to re-elect Mr. John Furey as a Director:

For	Against	Abstain	Broker Non-Votes
702,612,578	9,702,490	411,180	258,938,884

Resolution 3 – Ordinary Resolution to re-elect Mr. James Noble as a Director:

For	Against	Abstain	Broker Non-Votes
680,780,368	31,775,912	169,968	258,938,884

Resolution 4 – Ordinary Resolution to re-appoint KPMG LLP as auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders:

For	Against	Abstain	Broker Non-Votes
708,868,248	3,753,918	104,082	258,938,884

Resolution 5 – Ordinary Resolution to authorize the Audit Committee to determine the Company’s auditors’ remuneration for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
708,250,788	4,107,408	368,052	258,938,884

Resolution 6 – Ordinary Resolution to receive the U.K. statutory annual accounts and reports for the fiscal year ended December 31, 2021 and to note that the Directors do not recommend the payment of any dividend for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Votes
708,343,668	4,055,796	326,784	258,938,884

Resolution 7 – Ordinary Resolution to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Votes
676,250,162	12,745,380	23,730,706	258,938,884

Resolution 8 – Ordinary Resolution to receive and approve the Company’s U.K. statutory Directors’ remuneration report for the year ended December 31, 2021:

For	Against	Abstain	Broker Non-Votes
679,237,246	9,914,362	23,574,640	258,938,884

Resolution 9 – Ordinary Resolution to authorize the Directors, in accordance with section 551 of the U.K. Companies Act 2006 (the “2006 Act”), to allot shares in the Company or grant rights to subscribe for or to convert any security into shares:

For	Against	Abstain	Broker Non-Votes
701,279,300	10,821,658	625,290	258,938,884

Resolution 10 – Special Resolution to empower the Directors to allot equity securities for cash pursuant to section 570(1) of the 2006 Act as if section 561(1) of the 2006 Act did not apply to such allotment:

For	Against	Abstain	Broker Non-Votes
666,802,862	45,247,864	675,522	258,938,884

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: May 25, 2022	By:	/s/ Margaret Henry
Name: Margaret Henry
Title: Corporate Secretary